      W. R. BERKLEY CORPORATION
      165 MASON STREET, P.O. BOX 2518
      GREENWICH, CONNECTICUT  06836-2518               NEWS
      (203) 629-3000                                   RELEASE

FOR IMMEDIATE RELEASE                        CONTACT:  Eugene G. Ballard
                                                       Senior Vice President-
                                                       Chief Financial Officer
                                                       and Treasurer
                                                       203-629-3000





                       W. R. BERKLEY CORPORATION ANNOUNCES
              RESULTS OF OPERATIONS FOR THE SECOND QUARTER OF 2000


         GREENWICH, CT, JULY 31, 2000 -- W.R. BERKLEY CORPORATION (NASDAQ: BKLY) today reported that revenues for the second quarter ended June 30, 2000 increased four percent to $432 million from $416 million for the same period in 1999. For the first six months of 2000, revenues increased four percent to $855 million, compared with $824 million for the first six months of 1999.

         Operating income for the second quarter of 2000 was $6.4 million, or 25 cents per diluted share, compared with $5.4 million, or 21 cents per diluted share, for the second quarter of 1999. For the first six months of 2000, operating income was $11.7 million, or 45 cents per diluted share, compared with $14.2 million, or 54 cents per diluted share, for the first half of 1999.

         Net income for the second quarter was $6.6 million, or 26 cents per diluted share, compared with $5.6 million, or 22 cents per diluted share, for the 1999 period. Net income for the first six months was $11.0 million, or 43 cents per diluted share, compared with $4.3 million, or 17 cents per diluted share, for the first six months of last year. Net income includes realized investment gains, restructuring charges and changes in accounting principles, which are not part of operating income.

W. R. BERKLEY CORPORATION                                                PAGE 2


         Commenting on the Company's results, William R. Berkley, Chairman and President, said: "We are continuing to achieve strong price increases for most lines of business, and our earnings for the second quarter are in line with our expectations. We are still not satisfied with profit levels and are continuing to raise prices and improve underwriting across all parts of the business. We are confident that price increases and cost savings already achieved, along with those underway, will lead to further earnings improvement over the remainder of the year, and significant additional improvement in 2001."

         W.R. Berkley Corporation is a holding company which, through its subsidiaries, operates in all segments of the property casualty insurance business. The operating units are grouped for management purposes into five segments according to market served: Regional Property Casualty Insurance, Reinsurance, Specialty Insurance, Alternative Markets and International.

                                      # # #

This is a "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein, including those related to the Company's performance for the year 2000 and beyond, are based upon the Company's historical performance and on current plans, estimates and expectations. They are subject to various risks and uncertainties, including but not limited to the impact of competition, product demand and pricing, claims development, catastrophe and storm losses, investment results, legislative and regulatory developments and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission. These risks could cause the Company's actual results for the 2000 fiscal year and beyond to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

                       (See accompanying financial tables)

W. R. BERKLEY CORPORATION                                                PAGE 3


                                                                    UNAUDITED
                                                                    ---------
                                               FOR THE THREE MONTHS             FOR THE SIX MONTHS
                                                  ENDED JUNE 30,                  ENDED JUNE 30,
                                            -------------------------       --------------------------
                                              2000             1999            2000           1999
                                              ----             ----            ----           ----
                                                   (AMOUNTS IN THOUSANDS EXCEPT PER SHARE DATA)
Revenues:
  Net premiums written                      $ 350,081       $ 345,187       $ 735,842       $ 725,771
  Change in unearned premiums                  12,026           1,195         (14,991)        (37,417)
                                            ---------       ---------       ---------       ---------
    Premiums earned                           362,107         346,382         720,851         688,354
  Net investment income                        49,584          51,181          96,512          97,175
  Management fees and
    Commissions                                19,191          17,852          35,717          36,248
  Realized gains on investments                   325             285             793           1,013
  Other income                                    726             550           1,384           1,173
                                            ---------       ---------       ---------       ---------
    Total revenues                            431,933         416,250         855,257         823,963
Operating costs and expenses:
  Losses and loss expenses                    265,493         249,258         527,252         492,097
  Other operating costs
    And expenses                              148,220         152,133         293,577         296,358
  Interest expense                             11,791          13,017          24,284          25,822
  Restructuring charge                             --              --           1,850          11,505
                                            ---------       ---------       ---------       ---------
    Income (loss) before income taxes
     And minority interest                      6,429           1,842           8,294          (1,819)

Federal income tax benefit                        564           4,450           3,216           9,623
                                            ---------       ---------       ---------       ---------

  Income before minority interest               6,993           6,292          11,510           7,804

     Minority interest                           (357)           (668)           (528)            292
                                            ---------       ---------       ---------       ---------

  Net income before preferred
     Dividends                                  6,636           5,624          10,982           8,096

Preferred dividends                                --              --              --            (497)
                                            ---------       ---------       ---------       ---------

  Net income attributable to common
    Stockholders before change in
     Accounting                                 6,636           5,624          10,982           7,599
Cumulative effect of change in
   Accounting principle (net of taxes)             --              --              --          (3,250)
                                            ---------       ---------       ---------       ---------

  Net income attributable to common
    Stockholders
                                            $   6,636       $   5,624       $  10,982       $   4,349
                                            =========       =========       =========       =========
Earnings per share:
    Basic                                   $     .26       $     .22       $     .43       $     .17
                                            =========       =========       =========       =========
    Diluted                                 $     .26       $     .22       $     .43       $     .17
                                            =========       =========       =========       =========
Average shares outstanding:
    Basic                                      25,621          25,955          25,619          26,139
                                            =========       =========       =========       =========
    Diluted                                    25,796          26,095          25,725          26,304
                                            =========       =========       =========       =========

W. R. BERKLEY CORPORATION                                                PAGE 4



                ADDENDUM #1 TO PRESS RELEASE DATED JULY 31, 2000
               OPERATING STATISTICS BY INSURANCE INDUSTRY SEGMENT
                  (AMOUNTS IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                                             UNAUDITED
                                                                     FOR THE THREE MONTHS                  FOR THE SIX MONTHS
                                                                         ENDED JUNE 30,                      ENDED  JUNE 30,
                                                                -----------------------------          ---------------------------
                                                                  2000                 1999             2000                1999
                                                                  ----                 ----             ----                ----

Regional Insurance:
  Net premiums written                                          $160,170            $ 163,351          $326,518          $ 332,456
  Total revenues                                                 174,963              167,801           354,890            346,475
  Pre-tax operating loss (1)                                      (2,299)              (8,640)             (875)            (9,209)
  Loss ratio                                                       74.9%                76.1%             74.0%              73.8%
  Expense ratio                                                    34.0%                36.9%             33.5%              36.1%
  Policyholders' dividend ratio                                      .8%                  .8%               .6%                .8%
  Combined ratio (2)                                              109.7%               113.8%            108.1%             110.7%

Reinsurance:
  Net premiums written                                           $63,283            $  75,486          $133,643          $ 153,878
  Total revenues                                                  83,637               87,421           166,726            165,969
  Pre-tax operating income (1)                                     6,529                6,551            12,622              9,764
  Loss ratio                                                       73.0%                73.4%             72.0%              75.6%
  Expense ratio                                                    32.7%                33.2%             33.7%              33.7%
  Combined ratio (2)                                              105.7%               106.6%            105.7%             109.3%

Specialty Insurance:
  Net premiums written                                           $69,429            $  67,312          $137,691          $ 136,249
  Total revenues                                                  81,044               81,217           157,818            152,987
  Pre-tax operating income (1)                                     7,831               10,368            11,749             23,745
  Loss ratio                                                       72.0%                70.5%             75.0%              68.1%
  Expense ratio                                                    32.3%                33.5%             32.7%              31.1%
  Policyholders' dividend ratio                                      .1%                  .1%               .1%                 --
  Combined ratio (2)                                              104.4%               104.1%            107.8%              99.2%

Alternative Markets:
  Net premiums written                                           $29,861            $  18,935           $84,231          $  65,091
  Total revenues                                                  63,402               57,291           120,601            111,818
  Pre-tax operating income (1)                                     6,850                8,841            14,246             16,571
  Loss ratio                                                       73.5%                64.1%             76.0%              67.2%
  Expense ratio                                                    46.2%                46.7%             34.8%              32.9%
  Combined ratio (2)                                              119.7%               110.8%            110.8%             100.1%
International (3):
  Net premiums written                                           $27,338            $  20,103           $53,759          $  38,097
  Total revenues                                                  27,388               22,970            53,571             44,034
  Pre-tax operating income (1)                                     1,094                1,857             2,009              1,231
  Loss ratio                                                       60.0%                44.7%             57.8%              51.9%
  Expense ratio                                                    37.4%                46.8%             39.1%              48.9%
  Combined ratio (2)                                               97.4%                91.5%             96.9%             100.8%

Combined:
  Net premiums written                                          $350,081            $ 345,187          $735,842          $ 725,771
  Total revenues                                                 430,434              416,700           853,606            821,283
  Pre-tax operating income (1)                                    20,005               18,977            39,751             42,102
  Loss ratio                                                       73.1%                71.9%             73.3%              71.5%
  Expense ratio                                                    34.7%                36.4%             33.8%              34.9%
  Policyholders' dividend ratio                                      .4%                  .4%               .3%                .4%
  Combined ratio (2)                                              108.2%               108.7%            107.4%             106.8%

(1) Pre-tax operating income (loss) represents earnings before the effects of realized investment gains, restructuring charges and changes in accounting principles.

(2)      Ratios are based on statutory accounting practices.

W. R. BERKLEY CORPORATION                                                PAGE 5


(3) International includes life insurance premiums of $16.4 million and $9.3 million for the six months ended June 30, 2000 and 1999, respectively. Life insurance is not included in the statutory ratios.



                            W. R. BERKLEY CORPORATION
                ADDENDUM #2 TO PRESS RELEASE DATED JULY 31, 2000
                            SUPPLEMENTARY INFORMATION
                  (AMOUNTS IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                  UNAUDITED
                                             FOR THE THREE MONTHS           FOR THE SIX MONTHS
                                                 ENDED JUNE 30,               ENDED JUNE 30,
                                           -----------------------       -----------------------
                                             2000           1999           2000           1999
                                             ----           ----           ----           ----
After-tax earnings amounts:
Operating income (1)                       $  6,425       $  5,439       $ 11,670       $ 14,235
Restructuring charge (net of
 minority interest)                              --             --         (1,203)        (7,294)
Cumulative effect of change in
 Accounting principle                            --             --             --         (3,250)
Realized investment gains                       211            185            515            658
                                           --------       --------       --------       --------
   Net income                              $  6,636       $  5,624       $ 10,982       $  4,349
                                           ========       ========       ========       ========

After-tax diluted earnings per share:
Operating income (1)                       $    .25       $    .21       $    .45       $    .54
Restructuring charge (net of
 minority interest)                              --             --           (.04)          (.28)
Cumulative effect of change in
 Accounting principle                            --             --             --           (.12)
Realized investment gains                       .01            .01            .02            .03
                                           --------       --------       --------       --------
    Net income                             $    .26       $    .22       $    .43       $    .17
                                           ========       ========       ========       ========

Cash flow from(used in) operations          (12,579)       (13,824)        (2,665)         5,916


                                                                                    JUNE 30,                 DECEMBER 31,
                                                                                      2000                       1999
                                                                                   -----------               ------------
Balance sheet information:
Total investments (2)                                                               $ 2,936,375              $ 2,975,929
Total assets                                                                          4,767,832                4,784,791
Reserves for losses and loss expenses                                                 2,419,311                2,361,238
Long-term debt                                                                          369,978                  394,792
Capital Trust Securities                                                                198,147                  198,126
Common stockholders' equity                                                             604,617                  591,778
Common shares outstanding                                                                25,625                   25,617
Common stockholders' equity per share (3)                                                 23.59                  23.10

(1) Operating income includes after-tax catastrophe losses of $10.3 million, or 40 cents per diluted share, for the second quarter of 2000 compared with $16.4 million, or 63 cents per diluted share, for the second quarter of 1999 and $15.5 million, or 60 cents per diluted share, for the first six months of 2000 compared with $23.3 million or, 88 cents per diluted share, for the first six months of 1999.

(2) Including trading account receivable from broker and clearing organizations and trading securities sold but not yet purchased.

W. R. BERKLEY CORPORATION                                                PAGE 6


(3) Included in the calculation of common stockholders' equity per share are after-tax unrealized investment losses of $36.1 million and $44.5 million as of June 30, 2000 and December 31, 1999, respectively.